Exhibit 10.15

Power of Attorney

The undersigned, Quji Guo, a PRC citizen with identity card number 510105197509100012, hereby authorizes Lanting Jishi Trade (Shenzhen) Co., Ltd. or its designee to exercise all voting rights that he has as a shareholder of Beijing Lanting Gaochuang Technologies Co., Ltd. (Company) during the effective term hereof, including without limitation nominating and electing, as an authorized representative, the Company’s directors, general manager and other executive officers at the general shareholders’ meeting of the Company.

The aforesaid authorization may not be cancelled unless approved by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

The proxy shall exercise the voting rights bestowed upon a shareholder in respect of the Company dutifully and diligently and shall act as directed by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

This Power of Attorney shall be effective as of the date of signing and shall be effective so long as the undersigned remains a shareholder of the Company.

By: Quji Guo	/s/ Quji Guo
Date: December 27, 2011

Power of Attorney

The undersigned, Shenzhen Lanting Huitong Technologies Co., Ltd, a limited liability company incorporated in the People’s Republic of China, hereby authorizes Lanting Jishi Trade (Shenzhen) Co., Ltd. or its designee to exercise all the voting rights that the Company has as a shareholder of Beijing Lanting Gaochuang Technologies Co., Ltd. (Company) during the effective term hereof, including without limitation nominating and electing, as an authorized representative, the Company’s directors, general manager and other executive officers at the general shareholders’ meeting of the Company.

The aforesaid authorization may not be cancelled unless approved by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

The proxy shall exercise the voting rights bestowed upon a shareholder in respect of the Company dutifully and diligently and shall act as directed by the board of directors of Lanting Jishi Trade (Shenzhen) Co., Ltd.

This Power of Attorney shall be effective as of the date of signing and shall be effective so long as the undersigned remains a shareholder of the Company.

Shenzhen Lanting Huitong Technologies Co., Ltd.
(Company Seal)

By:	/s/ Xin Wen
Authorized Representative: Xin Wen

Date: December 27, 2011